Exhibit (a)(1)(B)

PPW HOLDINGS LLC

LETTER OF TRANSMITTAL
WITH RESPECT TO THE OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING
6.00% SERIAL PREFERRED STOCK (CUSIP NO. 695114801)
AND
7.00% SERIAL PREFERRED STOCK (CUSIP NO. 695114884)
OF
PACIFICORP
AT A PURCHASE PRICE OF
$155.00 PER SHARE OF 6.00% SERIAL PREFERRED STOCK
AND
$180.00 PER SHARE OF 7.00% SERIAL PREFERRED STOCK
PLUS IN EACH CASE ACCRUED AND UNPAID DIVIDENDS
PURSUANT TO THE OFFER TO PURCHASE, DATED DECEMBER 17, 2024

THE OFFERS (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS FOR EACH SERIES OF PREFERRED STOCK WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 24, 2025, UNLESS PPW HOLDINGS LLC EXTENDS OR EARLIER TERMINATES THE APPLICABLE OFFER (SUCH TIME AND DATE WITH RESPECT TO EACH OFFER, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offers is:

Mail or deliver this Letter of Transmittal together with the certificate(s) representing your shares, to:

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	If delivering by express mail, courier or any other expedited service: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 150 Royall Street Canton, Massachusetts 02021

DESCRIPTION OF PREFERRED STOCK TENDERED

Name(s) and Address(es) of Holder(s) or Name(s) of DTC Participants and Each Participant’s DTC Account Number in which Shares of Preferred Stock are Held (Please fill in, if blank)	Security Description	Number of Shares of Preferred Stock Represented*	Number of Shares of Preferred Stock Tendered
6.00% Serial Preferred Stock
7.00% Serial Preferred Stock

____________

*        Unless otherwise indicated in the column labeled “Number of Shares of Preferred Stock Tendered,” and subject to the terms and conditions of the Offer to Purchase, a holder will be deemed to have tendered the entire number of shares of Preferred Stock indicated in the column labeled “Number of Shares of Preferred Stock Represented.” See Instruction 4.

Delivery of this Letter of Transmittal to an address other than the address set forth above will not constitute a proper delivery. You must deliver this Letter of Transmittal to Computershare Trust Company, N.A., the depositary (the “Depositary”), at the address set forth on the front cover of this Letter of Transmittal. Deliveries to PPW Holdings LLC, PacifiCorp, or Citigroup Global Markets Inc. (the “Dealer Manager”) or any other person or entity will not be forwarded to the Depositary and, therefore, will not constitute proper delivery to the Depositary. Delivery of this Letter of Transmittal and any other required documents to the book-entry transfer facility at The Depository Trust Company (“DTC”) will not constitute delivery to the Depositary.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

For a holder of shares of Preferred Stock to tender shares of Preferred Stock validly pursuant to the Offers, (1) a properly completed and duly executed Letter of Transmittal, together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by the instructions to this Letter of Transmittal, must be received by the Depositary at its address set forth on the front cover of this Letter of Transmittal, and (2) either certificates for tendered shares of Preferred Stock must be received by the Depositary at such address or such shares of Preferred Stock must be transferred pursuant to the procedures for book-entry transfer described below and a confirmation of such book-entry transfer must be received by the Depositary, in each case, at or prior to the Expiration Date.

If certificates for shares of Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, then, in order to tender such shares of Preferred Stock pursuant to the Offers, the certificates evidencing such shares of Preferred Stock must be endorsed or accompanied by appropriate stock powers signed exactly as the name or names of such holder or holders of shares of Preferred Stock appear on the certificates, with the signature(s) on the certificates or stock powers guaranteed as provided in this Letter of Transmittal.

If a broker, dealer, commercial bank, trust company or other nominee holds your shares of Preferred Stock, it may have an earlier deadline for you to act to instruct it to accept either of the Offers on your behalf. You should contact your broker, dealer, commercial bank, trust company or other nominee to determine its applicable deadline. Any beneficial owner whose shares of Preferred Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender shares of Preferred Stock should contact such registered holder of shares of Preferred Stock promptly and instruct such holder to tender shares of Preferred Stock on such beneficial owner’s behalf.

If you are a beneficial owner and you wish to tender such shares of Preferred Stock yourself, you must, prior to completing and executing the Letter of Transmittal and delivering such shares of Preferred Stock, either make appropriate arrangements to register ownership of the shares of Preferred Stock in your name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

☐	Check here if certificates for tendered shares are enclosed herewith.
☐

Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary at The Depository Trust Company, the book-entry transfer facility (“DTC”), and complete the following (only DTC participants may deliver shares by book-entry transfer):

Names(s) of Tendering Institution:
Account Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to PPW Holdings LLC, a Delaware limited liability company (the “Offeror”), the above described issued and outstanding (i) 6.00% Serial Preferred Stock of PacifiCorp (the “6.00% Preferred Stock”) and/or (ii) 7.00% Serial Preferred Stock of PacifiCorp (the “7.00% Preferred Stock” and, together with the 6.00% Preferred Stock, the “Preferred Stock”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 17, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and such offers the “Offers” and each, an “Offer”), and in this Letter of Transmittal (the “Letter of Transmittal”), receipt of which is hereby acknowledged. The consideration for the shares of Preferred Stock validly tendered and not validly withdrawn that are accepted for purchase will be $155.00 per share of 6.00% Preferred Stock and $180.00 per share of 7.00% Preferred Stock, plus in each case Accrued Dividends. As of the date hereof, there are 5,930 shares of 6.00% Preferred Stock and 18,046 shares of 7.00% Preferred Stock issued and outstanding. Defined terms used and not defined herein are defined as set forth in the Offer to Purchase.

Subject to and effective upon acceptance for payment of, and payment for, the shares of Preferred Stock tendered with this Letter of Transmittal in accordance with the terms of the applicable Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all of the shares of Preferred Stock tendered hereby which are so accepted and paid for; and (2) authorizes and instructs Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., to:

(a) deliver certificates for such tendered shares of Preferred Stock or transfer ownership of such tendered shares of Preferred Stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered shares of Preferred Stock; and

(b) present such tendered shares of Preferred Stock for transfer on PacifiCorp’s books.

The undersigned understands that the Offeror, upon the terms and subject to the conditions of the Offers, will pay the applicable purchase price for shares of Preferred Stock properly tendered into, and not properly withdrawn from, the applicable Offer subject to the conditions of the applicable Offer in the Offer to Purchase.

The undersigned hereby covenants, represents and warrants to the Offeror that:

(a) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Preferred Stock tendered hereby;

(b) when and to the extent the Offeror accepts the shares of Preferred Stock for purchase, the Offeror will acquire good and unencumbered title to them, free and clear of all liens, restrictions, claims, charges and encumbrances, and the shares of Preferred Stock will not be subject to any adverse claims or rights;

(c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the shares of Preferred Stock tendered hereby and accepted for purchase; and

(d) the undersigned has read and agrees to all of the terms of the applicable Offer.

The undersigned understands that tendering shares of Preferred Stock under the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the applicable Offer.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may terminate or amend either Offer, or may postpone the acceptance for payment of, or the payment for, the shares of Preferred Stock tendered.

Unless otherwise indicated below in the section captioned “Special Issuance Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares of Preferred Stock not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Preferred Stock Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares of Preferred Stock not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Preferred Stock Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares of Preferred Stock not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares of Preferred Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to shares of Preferred Stock for which Special Issuance Instructions have been given. The undersigned recognizes that the Offeror has no obligation pursuant to the “Special Payment Instructions” to transfer any shares of Preferred Stock from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the shares of Preferred Stock.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, including Section 4, this tender is irrevocable.

SECURITYHOLDER(S) — SIGN HERE (See Instructions 1 and 5) (See IRS Form W-9 or IRS Form W-8BEN, IRS Form W-8BEN-E or other IRS Form W-8, as applicable)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of stock certificate(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 5.

Signatures(s) of Securityholder(s)
Dated: ______, 202__
Name(s):
Please Print
Capacity (full title):
Address:
Address Line 2:
Address Line 3:
Please Include Zip/Postal Code
(Country Code/Area Code) Telephone Number:
Taxpayer Identification or Social Security No. (if applicable):

GUARANTEE OF SIGNATURE(S) (If Required, See Instructions 1 and 5)
Authorized Signature:
Name(s):
Please Print
Name of Firm:
Address:
Address Line 2:
Address Line 3:
Please Include Zip/Postal Code
(Country Code/Area Code) Telephone Number:
Dated: ______, 202__

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 5, 7 and 8)

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if certificates for shares of Preferred Stock not tendered or not accepted for payment and/or the check for payment of the purchase price of shares of Preferred Stock accepted for payment are to be issued in the name of someone other than the undersigned, or if shares of Preferred Stock tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at DTC other than the account designated above.

Issue: ☐ Check ☐ Certificate(s) to:
Name(s):
(Please Print)
Address:
(Include Zip Code)
Taxpayer Identification Number, Social Security Number or Employer Identification Number (See IRS From W-9, or other applicable IRS Form)

☐ Credit shares of Preferred Stock delivered by book-entry transfer and not purchased to the account set forth below:
DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for shares of Preferred Stock not tendered or not accepted for payment and/or the check for payment of the purchase price of shares of Preferred Stock accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail: ☐ Check ☐ Certificate(s) to:
Name(s):
(Please Print)
Address:
(Include Zip Code)
Taxpayer Identification Number, Social Security Number or Employer Identification Number (See IRS From W-9, or other applicable IRS Form)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
Forming Part of the Terms of the Offers

1.      Signature Guarantees.

Except as otherwise provided in this Instruction 1, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” (an “Eligible Institution”) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the shares of Preferred Stock) of shares of Preferred Stock tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Issuance Instructions” on this Letter of Transmittal); or (b) such shares of Preferred Stock are tendered for the account of an Eligible Institution.

2.      Delivery of Letter of Transmittal; No Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of shares of Preferred Stock is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to validly tender shares of Preferred Stock pursuant to the Offers, (a) a Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered shares of Preferred Stock, together with any required signature guarantees, and any other required documents, must be received by the Depositary at its address set forth on the front of this Letter of Transmittal prior to the Expiration Date, or (b) a Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at its address set forth on the front cover of this Letter of Transmittal prior to the Expiration Date and shares of Preferred Stock must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date.

Tenders of shares of Preferred Stock made pursuant to the Offers may be withdrawn at any time prior to the Expiration Date. If the Offeror extends either Offer beyond that time, tendered shares of Preferred Stock may be withdrawn at any time until the extended Expiration Date. Shares of Preferred Stock that have not previously been accepted by the Offeror for payment may be withdrawn at any time after 5:00 p.m., New York City time, on February 14, 2025. For a withdrawal to be effective, the Depositary must receive, prior to the Expiration Date, a written notice of withdrawal at the Depositary’s address set forth on the front cover of this Letter of Transmittal, or a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must specify the name of the tendering holder of the shares of Preferred Stock, the number of shares of Preferred Stock that the holder wishes to withdraw and the name of the registered holder of the shares of Preferred Stock. In addition, if the certificates for shares of Preferred Stock to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering stockholder must also submit the serial numbers shown on the particular certificates for shares of Preferred Stock to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of shares of Preferred Stock tendered by an Eligible Institution). If shares of Preferred Stock have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at DTC to be credited with the withdrawn shares of Preferred Stock and otherwise comply with the procedures of DTC. Withdrawals may not be rescinded, and any shares of Preferred Stock withdrawn will not be properly tendered for purposes of the Offers unless the withdrawn shares of Preferred Stock are properly re-tendered prior to the Expiration Date by following the procedures described above.

THE METHOD OF DELIVERY OF SHARES OF PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares of Preferred Stock.

The Offeror is not providing for tenders of shares of Preferred Stock by guaranteed delivery procedures.

3.      Inadequate Space.

If the space provided in the box captioned “Description of Preferred Stock Tendered” is inadequate, then you should list relevant information on a separate signed schedule attached to this Letter of Transmittal.

4.      Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).

If fewer than all of the shares of Preferred Stock represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Preferred Stock Tendered” under “Number of Shares of Preferred Stock Tendered.” In any such case, new certificate(s) for the remainder of the shares of Preferred Stock that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares of Preferred Stock tendered herewith. All shares of Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.      Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.

If any of the shares of Preferred Stock tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any shares of Preferred Stock tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to the Offeror of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the shares of Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares of Preferred Stock not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Preferred Stock tendered hereby, the certificate(s) representing such shares of Preferred Stock must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

6.      Stock Transfer Taxes.

Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. The Offeror will pay all stock transfer taxes, if any, payable on the transfer to it of shares of Preferred Stock purchased under the Offers. If, however, payment of the purchase price is to be made to any person other than the registered holder, or tendered shares of Preferred Stock are registered in the name of any person other than the person signing the Letter of Transmittal, then the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person will be the responsibility of the registered shareholder and satisfactory evidence of the payment of the stock transfer taxes, or exemption therefrom, may need to be submitted.

7.      Special Payment and Delivery Instructions.

If a check for the purchase price of any shares of Preferred Stock accepted for payment is to be issued in the name of, and/or certificates for any shares of Preferred Stock not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.      Tax Identification Number and Backup Withholding.

Under U.S. federal income tax laws, the Depositary may be required to withhold (as backup withholding) a portion of the amount of any payments made to certain stockholders or other payees pursuant to the Offer. In order to avoid such backup withholding (currently at a rate of 24%), each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or other payees that are United States persons (for U.S. federal income tax purposes) should indicate their exempt status on the attached IRS Form W-9.

A tendering stockholder or other payee that is a foreign person (for U.S. federal income tax purposes) should complete, sign, and submit to the Depositary the appropriate IRS Form W-8 in order to establish an exemption from backup withholding. An IRS Form W-8 may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at http://www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount otherwise payable pursuant to the Offers.

As described in the Offer to Purchase, a tendering stockholder or other payee that is a foreign person (for U.S. federal income tax purposes) must provide to the Depositary a properly completed and executed appropriate IRS Form W-8 and any other required documentation in order to establish that it is exempt from, or entitled to a reduced rate of, U.S. federal withholding tax with respect to payments of gross proceeds pursuant to the Offers. Stockholders or other payees that are foreign persons (for U.S. federal income tax purposes) should consult their own tax advisors regarding the particular tax consequences to them of selling shares pursuant to the Offer.

9.      Irregularities.

The Offeror will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for purchase of any tender of shares of Preferred Stock, and its determination will be final and binding on all parties, subject to a holder’s right to challenge its determination in a court of competent jurisdiction. The Offeror reserves the absolute right to reject any or all tenders of any shares of Preferred Stock that it determines are not in proper form or the acceptance for purchase of or payment for which the Offeror determines may be unlawful. The Offeror also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any to waive any defect or irregularity in any tender with respect to any particular shares of Preferred Stock or any particular holder of shares of Preferred Stock, and the Offeror’s interpretation of the terms of the Offers will be final and binding on all parties, subject to a holder’s right to challenge its determination in a court of competent jurisdiction. No tender of shares of Preferred Stock will be deemed to have been properly made until the holder of the shares of Preferred Stock cures, or the Offeror waives, all defects or irregularities. None of the Offeror, the Depositary, the Information Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give this notification.

10.    Questions; Requests for Assistance and Additional Copies.

If you have questions or need assistance, you should contact the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Offeror’s expense.

11.    Lost, Destroyed, Mutilated or Stolen Share Certificates.

If any share certificate has been lost, destroyed, mutilated or stolen, the holder of such shares of Preferred Stock shall promptly notify PacifiCorp’s Transfer Agent, Computershare Trust Company, N.A., at 866-486-6472 (toll free in the United States). The holder will then be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen share certificates have been followed.

Important: The Depositary must receive this Letter of Transmittal or verification of acceptance of the Offers from DTC through an Agent’s Message (together with book-entry transfer and all other required documents) before the Expiration Date.

YOU MUST COMPLETE AND SIGN EITHER THE IRS FORM W-9 BELOW OR THE APPLICABLE IRS FORM W-8. IRS FORMS W-9, W-8BEN AND W-8BEN-E ARE ATTACHED BELOW — OTHER IRS FORMS W-8 CAN BE OBTAINED FROM THE INFORMATION AGENT OR FROM WWW.IRS.GOV.

This Letter of Transmittal and any other required documents should be sent or delivered by each tendering holder of shares of Preferred Stock or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth on the front cover of this Letter of Transmittal.

Please contact the Dealer Manager with questions regarding the terms of the Offers or the Information Agent with questions regarding how to tender and/or request additional copies of the Offer to Purchase, this Letter of Transmittal or other documents related to the Offers at the contact information set forth below. Holders of shares of Preferred Stock also may contact their broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offers. Please contact the Depositary to confirm delivery of shares of Preferred Stock.

The Dealer Manager for the Offers is:

Citigroup Global Markets Inc.
388 Greenwich Street, Trading 4th Floor
New York, New York 10013
Attn: Liability Management Group

Toll-Free: (800) 588-3745
Collect: (212) 723-6106
Email: ny.liabilitymanagement@citi.com

The Information Agent for the Offers is:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, New York 10104

Shareholders, Banks and Brokers
Call Toll Free: (866) 308-4150
Email: PacifiCorp@georgeson.com

Form W-9 Rev. March 2024) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information. Give form to the requester. Do not send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner. Other (see instructions) 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.) 5 Address (number, street, and apt. or suite no.). See instructions. 6 City, state, and ZIP code Requester’s name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What’s New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification. New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid). • Form 1099-DIV (dividends, including those from stocks or mutual funds). • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds). • Form 1099-NEC (nonemployee compensation). • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers). • Form 1099-S (proceeds from real estate transactions). • Form 1099-K (merchant card and third-party network transactions). • Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition). • Form 1099-C (canceled debt). • Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued); 2. Certify that you are not subject to backup withholding; or 3. Claim exemption from backup withholding if you are a U.S. exempt payee; and 4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and 5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status. • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity. • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust. • In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust. See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester; 2. You do not certify your TIN when required (see the instructions for Part II for details); 3. The IRS tells the requester that you furnished an incorrect TIN; 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or 5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier. What Is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application. Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2. Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2. Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2. Line 3a Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a. IF the entity/individual on line 1 is a(n) . . . THEN check the box for . . . Corporation Corporation. Individual or Sole proprietorship Individual/sole proprietor. LLC classified as a partnership for U.S. federal tax purposes or LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation. Partnership Partnership. Trust/estate Trust/estate. Line 3b Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply. Line 4 Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities. 3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities. 5—A corporation. 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory. 7—A futures commission merchant registered with the Commodity Futures Trading Commission. 8—A real estate investment trust. 9—An entity registered at all times during the tax year under the Investment Company Act of 1940. 10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581. 12—A middleman known in the investment community as a nominee or custodian. 13—A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7. Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4. Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 5.2 Payments made in settlement of payment card or third-party network transactions Exempt payees 1 through 4. 1 See Form 1099-MISC, Miscellaneous Information, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37). B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i). E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i). F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state. G—A real estate investment trust. H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940. I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581. K—A broker. L—A trust exempt from tax under section 664 or described in section 4947(a)(1). M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan. Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the RequesterFor this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) other than an account maintained by an FFI The actual owner of the account or, if combined funds, the first individual on the account1 3. Two or more U.S. persons (joint account maintained by an FFI) Each holder of the account 4. Custodial account of a minor (Uniform Gift to Minors Act) The minor2 5. a. The usual revocable savings trust (grantor is also trustee) The grantor-trustee1 b. So-called trust account that is not a legal or valid trust under state law The actual owner1 6. Sole proprietorship or disregarded entity owned by an individual The owner3 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A)) The grantor For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an individual The owner 9. A valid trust, estate, or pension trust Legal entity4 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 11. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Note: The grantor must also provide a Form W-9 to the trustee of the trust. For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN, Ensure your employer is protecting your SSN, and Be careful when choosing a tax return preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.